T.Rowe Price®
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T. ROWE PRICE

Investor Day | February 21, 2018

T.Rowe Price®
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TROW Investor Day
February 21, 2018
New York, New York

INVESTOR RELATIONS

Céline Dufétel
Chief Financial Officer
Celine_Dufetel@troweprice.com
1 (410) 345-2008

Teresa Whitaker
Head of Investor Relations
Teresa_Whitaker@troweprice.com
1 (410) 345-6586

AGENDA

Time	Agenda
1:30 p.m.–2:00 p.m.	**Registration and Networking**
2:00 p.m.–3:15 p.m.	**Opening and T. Rowe Price Overview** William J. Stromberg, President and CEO **Investments, Performance, and Capabilities** Robert Sharps, Group CIO and Head of Investments **Intermediary and Institutional Distribution** Robert C.T. Higginbotham, Head of Global Investment Management Services **Individual & Retirement Plan Services** Scott B. David, Head of Individual & Retirement Plan Services **Financial Overview** Céline Dufétel, Chief Financial Officer **Closing** William J. Stromberg, President and CEO
3:15 p.m.–4:00 p.m.	**Open Questions and Answers**
4:00 p.m.	**Conclusion**

SPEAKERS



SCOTT B. DAVID

Head of Individual & Retirement Plan Services

Scott David is the head of Individual & Retirement Plan Services (IRPS) at T. Rowe Price. He is also a member of the firm's Management Committee. Prior to his current role, Mr. David led the U.S. intermediary business for the firm. Before joining T. Rowe Price in 2011, Mr. David was president of Fidelity Institutional Retirement Services, where he was responsible for the unit's strategic direction, financial performance, client satisfaction, quality improvement, and employee engagement across multiple sites. Mr. David earned a B.S. in business administration from Miami University in Oxford, Ohio. He is a Series 6, 7, 24, and 65 registered representative.



CÉLINE DUFÉTEL

Chief Financial Officer

Céline Dufétel is the chief financial officer of T. Rowe Price Group, Inc. She is also a member of the firm's Management Committee. Her key areas of management responsibility include global oversight for Finance, Treasury, Tax, Risk, Audit, Corporate Strategy, Investor Relations, and Corporate Real Estate & Workplace Services. Prior to joining the firm in 2017, Ms. Dufétel was a managing director and global head of marketing, product management, and client service at Neuberger Berman, and prior to that, she was a partner and head of the North American Asset Management practice with McKinsey & Company. Ms. Dufétel earned bachelor's and master's degrees in applied mathematics and economics from École Polytechnique and a master's degree in finance from Princeton University. She currently serves as a Board and Executive Committee member of City Harvest in New York.



ROBERT C.T. HIGGINBOTHAM

Head of Global Investment Management Services

Robert Higginbotham is head of Global Investment Management Services[1] for T. Rowe Price, the organization responsible for the firm's institutional and intermediary business worldwide. He is a member of the firm's Management Committee. Before joining the firm in 2012, Mr. Higginbotham was CEO for the Europe, Middle East, and Africa and Latin America regions of Fidelity Worldwide Investment, where he had responsibility for the asset management business, including investment globally and distribution for the Europe, Middle East, and Latin America regions, as well as the global operations and technology platforms. Prior to joining Fidelity Worldwide Investment, Mr. Higginbotham served in a variety of leadership roles at Schroder Investment Management, including global head of product and global marketing director. He began his career in 1990 as a graduate marketing trainee with Prudential PLC. He holds a B.A. (honors) from Sheffield University and a master's degree in business from Imperial College London.

[1]Effective March 1, 2018; currently Head of Global Investment Services.

SPEAKERS



ROB SHARPS, CFA

Group CIO and Head of Investments

Rob Sharps is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is head of Investments and group chief investment officer. Mr. Sharps serves on the firm's Management Committee, International Steering Committee, Equity Steering Committee, Fixed Income Steering Committee, Multi-Asset Committee, and Product Strategy Committee. Prior to joining the firm in 1997, Mr. Sharps was a senior consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in accounting from Towson University and an M.B.A. in finance from The Wharton School, University of Pennsylvania. Mr. Sharps also has earned the Chartered Financial Analyst designation.



WILLIAM J. STROMBERG, CFA

President and CEO

Bill Stromberg is president and CEO of T. Rowe Price Group, Inc., and is a member of its Board of Directors. He is the chairman of the firm's Management Committee and Management Compensation Committee. Mr. Stromberg served as the head of Equity from 2009 to 2015 and the head of U.S. Equity from 2006 to 2009. He also served as a director of Equity Research from 1996 to 2006, as a portfolio manager of the Capital Opportunity Fund (2000 to 2007) and the Dividend Growth Fund (1992 to 2000), and as an equity investment analyst from 1987 to 1992. Prior to joining the firm in 1987, Mr. Stromberg was employed by Westinghouse Defense as a systems engineer. He earned a B.A. from Johns Hopkins University and an M.B.A. from the Tuck School of Business at Dartmouth. Mr. Stromberg also has earned the Chartered Financial Analyst designation. He currently serves on the Johns Hopkins University Board of Trustees and the Hopkins Whiting School of Engineering Advisory Council. Mr. Stromberg previously served nine years on the Catholic Charities Board of Trustees, with two years as Board president.

[1]Effective March 1, 2018; currently co-head of Global Equity and group chief investment officer.


T. ROWE PRICE GROUP, INC.
Investor Day
February 21, 2018
William J. Stromberg
President and CEO
A copy of this presentation which includes additional information is available at ir.troweprice.com.
Data as of December 31, 2017, unless otherwise noted.

Forward-looking statements

This presentation, and other statements that T. Rowe Price may make, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to T. Rowe Price's future financial or business performance, strategies, or expectations.

Forward-looking statements are typically identified by (1) words or phrases such as "trend," "potential," "opportunity," "pipeline," "believe," "comfortable," "expect," "anticipate," "current," "intention," "estimate," "position," "assume," "outlook," "continue," "remain," "maintain," "sustain," "seek," "achieve," and similar expressions or (2) future or conditional verbs such as "will," "would," "should," "could," "may," and similar expressions. Forward-looking statements in this presentation may include, without limitation, information concerning future results of our operations, expenses, earnings, liquidity, cash flow and capital expenditures, industry or market conditions, amount or composition of AUM, regulatory developments, demand for and pricing of our products, and other aspects of our business or general economic conditions. T. Rowe Price cautions that forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time. Actual results could differ materially from those anticipated in forward-looking statements, and future results could differ materially from historical performance. Forward-looking statements speak only as of the date they are made, and T. Rowe Price assumes no duty to and does not undertake to update forward-looking statements.

We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our most recent Form 10-K and subsequent Forms 10-Q, filed with the Securities and Exchange Commission.

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Agenda

Opening and T. Rowe Price Overview	**William J. Stromberg**, President and CEO
Investments, Performance, and Capabilities	**Robert Sharps**, Group CIO and Head of Investments
Intermediary and Institutional Distribution	**Robert Higginbotham**, Head of Global Investment Management Services
Individual & Retirement Plan Services	**Scott David**, Head of Individual & Retirement Plan Services
Financial Overview	**Céline Dufétel,** Chief Financial Officer
Closing and Questions	**William J. Stromberg**, President and CEO

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Consistent Results and Long-Term Orientation



GAAP EPS
Dividend per Share
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2017

	5 Years	10 Years	20 Years	30 Years
Net Revenue	10%	8%	10%	13%
GAAP EPS	13%	10%	13%	15%
Dividends	11%	12%	15%	19%
Total Return	13%	9%	12%	21%

Past performance does not guarantee future results.
Left chart: Data is since 1986 IPO through December 31, 2017.
Right chart: Average annualized growth for periods ending December 31, 2017.

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We are pleased that we have been able to deliver strong and consistent results over a long time period.

All figures through December 31, 2017.

T. Rowe Price Vision

We Are Executing on a Longer-Term Plan

- Premier active asset manager
- Integrated investment solutions provider
- More globally diversified asset manager
- Global partner for retirement-oriented investors
- Destination of choice for top talent
- More agile company
- Strong financial results and balance sheet

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Our vision, as presented at our 2017 Investor Day, largely remains the same.

- Maintain our position as a **premier active asset manager**, delivering **durable value to clients**.
- Become an ever more **integrated investment solutions provider**, leveraging firmwide investment capabilities to meet changing client needs.
- Build T. Rowe Price into a more **globally diversified asset manager**.
- Become a more recognized **global partner for retirement-oriented investors**.
- Remain a **destination of choice for top talent**, with a culture of accountability, empowerment, and rigor.
- Become a **more agile company** that stays ahead of and capitalizes on disruption.
- Deliver attractive **financial results and balance sheet strength** for our stockholders over the long term.


Investing to Strengthen and Extend Our Core Business
Products
High-performing but not-yet-scaled strategies
Solutions beyond target date product
Distribution
International investors
Traditional institutional investors
Financial advisors
Technology
Digital transformation
Operating scale
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We are investing in:

- products and investment strategies that drive alpha.
- ways to help us find and better serve clients.
- technology and transformation to improve client experiences and drive operating efficiency.


Solid Execution Against Our 2017 Goals
Consistently Strong Investment Performance
Diversified Organic Growth
Extended Leadership Position Across Our Core Businesses
Execution on Strategic Priorities to Extend the Core
Top Talent Acquisition and Development

We feel good about our execution in 2017.

- Delivered strong investment performance across our active strategies.
- Achieved solid, well-diversified organic growth.
- Outpaced industry growth across most of our core businesses.
- Executed strategic priorities to extend beyond our core businesses, with some early signs of success.
- Continued to attract top talent, especially across investments, distribution and technology.



Consistently Strong Investment Performance
U.S. Mutual Funds Outperforming Peers
Morningstar Rankings
Primary Share Class Only
TOP QUARTILE
SECOND QUARTILE
84%
85%
83%
48%
53%
59%
36%
32%
24%
3 Years
5 Years
10 Years
U.S. Mutual Funds Outperforming Benchmarks
Mutual Fund Net (NAV) Returns
Primary Share Class Only
68%
59%
59%
3 Years
5 Years
10 Years
Past performance cannot guarantee future results.
Left hand chart: Excludes passive and money funds.
Right hand chart: Excludes institutional funds that are a clone of a retail fund. Mutual funds measured against the most appropriate style benchmark used for portfolio manager evaluation, which may not always be the prospectus benchmark.
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Investment performance is critical to our success.

- In 2017, we continued to deliver strong results for our clients in our U.S. mutual funds—relative to peers and to benchmarks.
- Results for our institutionally oriented portfolios are substantially similar to those for our funds.


Diversified Organic Growth of $14B in 2017
Net Flows by Asset Class ($B)
$0
($11.7)
$10.1
$3.9
$4.7
$7.0
$14.0
U.S. Equity
Int'l. Equity
U.S. Fixed Income
Int'l. Fixed Income
Multi-Asset
TOTAL
Net Flows by Client Geography
Americas 43%
APAC 39%
EMEA 18%
Data are for the 12-month period ended December 31, 2017.
Figures represent net flows for the firm. The assets for the firm's global products/strategies are included in their respective international asset class.
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Strong investment performance, combined with a growing distribution reach, helped us to extend our leadership positions in a number of core businesses, and further diversify our business by asset class and geography.


Extended Leadership Position Across Our Core Businesses and Into New Growth Segments
T. Rowe Price vs. Industry Benchmark1
Rolling Annual Net Flows (Quarterly) %
6%
4%
2%
0%
-2%
-4%
-6%
2012
2013
2014
2015
2016
2017
T. Rowe Price
Active U.S. Fund Industry2
1The Industry benchmark shown is the industry for U.S. Active Funds weighted by the T. Rowe Price (overall) mix of Equity and Fixed AUM. Money market is excluded from the industry measure.
2Weighted by T. Rowe Price Equity and Fixed Income Mix
Source: T. Rowe Price Financial Statements; Strategic Insight.
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We extended our leadership position across our core businesses and into new growth segments.

T. Rowe Price's flows are shown in blue, and the active mutual fund industry flows—re-weighted to T. Rowe Price's asset mix between equity and fixed income—are shown in grey.

The light blue line shows that our actual flows are trending above the weighed industry line.


Diversified AUM by Assets and by Client Type
Asset Class[1]
Intl. Equity
8%
U.S. Fixed Income
12%
U.S. Equity
49%
Intl. Fixed Income
2%
Multi-asset
29%
Client Type
U.S. Intermediaries
47%
Global Institutional Investors
22%
U.S. Retirement – Full-Service Recordkeeping
11%
U.S. Individual Investors
17%
EMEA/APAC Intermediaries
3%
Numbers represent percentages of total firm AUM as of December 31, 2017.
[1]Based on investment strategy. The assets for the firm's global products/strategies are included in their respective international asset class.
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The diversity of our AUM helps sustain a strong core business; however, we know that future growth will depend not only on maintaining the core of our past success but also expanding into new opportunities for revenue growth.

Execution on Strategic Priorities to Extend the Core

Products

- Multi-asset—Custom solutions, managed volatility
- Fixed Income—New U.S. High Yield team
- Non-U.S. vehicles—OEICs, AUTs, CPPFs, and growing our SICAV
- Seed Capital—$200m in new products

Distribution

- Global intermediaries expansion
- New institutional client relationships globally
- New U.S. platform relationships

Technology

- Investments—Advanced analytics to augment our fundamental capabilities
- Client Experience—Digital transformation of core client processes
- Operating Scale—Lean/agile deployment to increase the efficiency of our processes

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We executed on a number of priorities to extend beyond our core, with some early and encouraging signs of success.


Talent Acquisition and Development
54%
Growth in multi-asset class investment professionals
36%
Growth in distribution professionals outside the U.S.
22
Hires in our New York Technology Development Center
Percent increase: 2016 vs. 2017
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We made a significant number of hires in 2017—especially across our multi-asset class investment teams, U.S. and international distribution teams, and technology—three areas at the center of our strategic priorities.


Responding to Market Pressures
Pricing
Vehicle Flexibility
New Entrants and Digital Disruption
Regulatory Change
Passive Investments
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We see multiple points of pressure for the business in 2018 and beyond, and we are proactively addressing them:

- We will continue to approach pricing from a strategic and long-term perspective.
- We have worked to extend our available investment strategies in multiple vehicle types where we continue to see client demand.
- We are making substantial investments to digitize key client processes.
- We are devoting substantial resources to meet new regulatory requirements.
- Passive and alternative investments are here to stay, but our long-term active track record compares favorably with passive products, and the vast majority are priced very competitively.


2018 Priorities
Deliver excellent investment results
Increase market share within our core
Continue to diversify beyond the core
Broaden our use of technology and lean/agile capabilities to strengthen execution
Optimize our spend to reinvest in the business
Consistent, strong financial results and return to stockholders over the long term
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We have a focused plan to grow and diversify our business over time while driving efficiency throughout the organization.


INVESTMENTS, PERFORMANCE, AND CAPABILITIES
T. Rowe Price Investor Day
February 21, 2018
Robert Sharps
Group CIO & Head of Investments

Investment Performance Overview

Performance across asset class is strong overall versus both peers and benchmarks.

U.S. Mutual Funds	Outperforming Morningstar Median			Top Morningstar Quartile			Outperforming Benchmark		
Asset Class	**3 Years**	**5 Years**	**10 Years**	**3 Years**	**5 Years**	**10 Years**	**3 Years**	**5 Years**	**10 Years**
U.S. Equity	82%	88%	97%	55%	63%	**80%**	72%	68%	77%
Global and International Equity	86%	89%	**69%**	48%	61%	15%	65%	67%	42%
Fixed Income	75%	74%	**71%**	38%	32%	39%	46%	48%	31%
Multi-Asset	94%	95%	89%	53%	65%	**84%**	97%	65%	100%
Overall	84%	85%	83%	48%	53%	59%	68%	59%	59%

Source: Morningstar data.
Cells highlighted for discussion purposes only.
Primary share classes only. Excludes passive and money funds.

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Investment performance is our top priority.

T. Rowe Price has demonstrated truly unique investment excellence versus peers and benchmarks:

- Over long-term time horizons
- Across asset classes
- Around the globe

Our outperformance is enabled by our investments in people, process, and culture and our deliberate and singular focus on active management capabilities.

Active management is our primary focus. We do not take strong investment performance for granted; it is anchored in everything we do to enable a culture and environment where great investors can thrive.


Long-Term Benefits of the T. Rowe Price Approach to Active Management
Percentage of U.S. Mutual Funds with Positive Hit Rates
3 Years
(205 rolling time periods)
83%
5 Years
(181 rolling time periods)
94%
10 Years
(121 rolling time periods)
89%
Annualized, Time-Weighted Excess Returns, Net of Fees
3 Years
Large-cap
Mid-cap
Small-cap
1.37%
1.57%
2.33%
5 Years
1.23%
1.42%
2.20%
10 Years
1.19%
1.61%
2.12%
Rolling periods December 31, 1997 through December 31, 2017.
Sources: T. Rowe Price, Russell, and Standard & Poors; data analysis by T. Rowe Price. Analysis includes 11 large-cap funds, 3 mid-cap funds, and 4 small-cap funds. For a more detailed discussion of results and methodology see, "Long-Term Benefits of the T. Rowe Price Approach to Active Management (November 2017)." All performance in the study is as of 12/31/16. Available at troweprice.com/approachstudy.
Past performance cannot guarantee future results.
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With investors focusing on passive, we understand the importance of delivering net-of-fee returns that exceed market benchmarks.

In a T. Rowe Price study of 18 diversified active U.S. equity mutual funds over 20 years, or since inception for newer funds:

- The majority of funds generated positive excess returns, net of fees, over the benchmarks across most time periods.
- Both the frequency of outperformance and the magnitude of excess returns increased over longer time periods.
- The study covered U.S. equity investment strategies within large-cap, mid-cap, and small-cap.

We believe skilled active management, underpinned by in-depth research and a culture of collaboration, can create value for clients over the long term.


Our Target Date Portfolios Benefit From Our Active Approach
Time-Weighted Average Hit Rates
5 Years
88% 99% 85%
10 Years
100% 100% 100%
Annualized, Time-Weighted Excess Returns, Net of Fees (bps)
5 Years
49
17
34
10 Years
44
17
31
Total Active Implementation
Tactical Asset Allocation
Active Security Selection
Rolling periods from fund inceptions through December 31, 2017. Past performance cannot guarantee future results.
Sources: Bloomberg Barclays, MSCI, Russell, and T. Rowe Price; data analysis by T. Rowe Price. For a more detailed discussion of results and methodology see, "Target Date Strategies: The Benefits of the T. Rowe Price Approach (November 2017)."
All performance in the study is as of 12/31/16.
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T. Rowe Price uses an active approach in our target date portfolios that includes tactical asset allocation, strategic portfolio design, and active security selection.

A T. Rowe Price study of 11 Retirement Funds that has at least a 10-year track record found that these portfolios outperformed their passive benchmarks in 100% of the rolling 10-year periods from inception through December 31, 2017.


Multi-Year Investment to Grow Our Teams Globally
Investment Professional Headcount
2002–2017
202
316
426
569
87
35
80
137
69
98
12
157
106
146
17
197
128
190
54
2002
2007
2012
2017
Multi-Asset
Global Fixed Income
International Equity
U.S. Equity
403
BALTIMORE/U.S.
111
LONDON/EMEA
32
HONG KONG
7
TOKYO
7
SINGAPORE
9
SYDNEY
569
INVESTMENT PROFESSIONALS
WORLDWIDE

We have purposefully built our global investment team over time.

While we continue to invest in talent, we do so through a long-term lens and have maintained our high standards. This puts us in the position to be able to offer a suite of investment strategies to investors around the globe in vehicles that meet their needs.


Meeting Client Demand Across the Globe
Primary Investment Strategy Count[1]
Multi-Asset
14
U.S. Equity
30
Fixed Income
48
Global and International Equity
30
Investment Strategy Count by Investment Vehicle[2]
Collective Investment Trusts
1940 Act Mutual Funds
Canadian Pension Pooled Funds
Société d'Investissement à Capital Variable (SICAV)
Fonds Commun de Placement (FCP)
Cayman Investment Trust
Australian Unit Trust
UK Open Ended Investment Company (OEIC)
Retail Managed Accounts
2012
2017
0
50
100
150
200
250
300
We continue to build investment capabilities, strategies, and vehicles offered to expand our addressable market.
[1]Strategy count does not include institutional separate account and subadvisor products, Multi-Sector Account Portfolios, Internal Portfolios, Internal Reserves, and Single Client and Charitable Giving Funds. Retirement/Target Date products count as one product suite.
[2]Product counts include products not yet funded but operationally ready to launch. The U.S. Mutual Fund count includes Retail, Institutional, Variable Insurance Product. The counts exclude institutional separate account and subadvisor products, Multi-Sector Account Portfolios, Internal Reserves, Single Client and Charitable Giving Funds, and internal Portfolios (U.S. Mutual Fund Building Blocks and Trust Building Blocks). Retirement/Target Date Composites count as one product suite.
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Our global investment platform puts us in position to deliver a broad range of investment capabilities in vehicles that best meet client demand.

Scaling Our High-Performing, High-Capacity Strategies Globally

	Investment Strategy	Assets Under Management ($ Millions)	3-Year Excess Returns (bps)	3-Year eVestment Percentile Rank	5-Year Excess Returns (bps)	5-Year eVestment Percentile Rank
Global Equity	**Global Focused Growth Equity**	**$7,244**	**562**	**7**	**586**	**9**
Global Equity	Global Growth Equity	$6,236	258	30	215	36
Global Equity	Global Value Equity	$64	-26	36	136	12
Global Equity	International Concentrated Equity	$642	105	62	136	43
Global Equity	Japan Equity	$1,444	640	19	385	43
Global Equity	**Australia Equity**	**$963**	**280**	**30**	**147**	**58**
Global Fixed Income	Global Multi-Sector Bond	$1,424	237	37	131	54
Global Fixed Income	U.S. High Yield	$123	203	4	N/A	N/A
Global Fixed Income	Emerging Markets Corporate	$307	135	27	72	38
Multi-Asset	Global Allocation	$356	137	10	N/A	N/A

Source: eVestment
Cells highlighted for discussion purposes only.

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We have developed and launched a number of investment strategies that are performing well and have potential to scale.

- Last year, we highlighted the Global Focused Growth Strategy, which continued to deliver excellent returns in 2017 and has had inflows of over $1.5 billion over the last two years.
- Our Australia Equity Strategy has reached the five-year mark, with a solid track record over that time, and has attracted a number of mandates in 2017.

Ranking data was obtained from eVestment. These percentile rankings are based on gross of fees composite returns and reflect where those returns fall within the appropriate eVestment universe. These rankings are independently prepared, and we believe them to be objective and statistically valid. Other similar manager rankings may produce different results. eVestment collects information directly from investment management firms and other sources believed to be reliable. eVestment does not guarantee or warrant the accuracy, timeliness, or completeness of the information provided and are not responsible for any errors or omissions.

Building New Investment Capabilities and Strategies

	Global Equity	Global Fixed Income	Multi-Asset
2015	• Emerging Markets Value	• Global High Income • Dynamic Global Bond	• Managed Volatility
2016	• QM U.S. Small & Mid-Cap Core • QM U.S. Value • QM Global Equity • Global Consumer	• Institutional Cash Reserves • Total Return	
2017	• Retail Managed Accounts	• Muni SMA	• Retirement Income 2020 Managed Payout Structure • T. Rowe Price® ActivePlus Portfolios
2018+ (To be launched)	• Global Equity Dividend Fund • Europe High Conviction Equity	• Asia Credit • Unconstrained / LIBOR +5% • QM High Yield	• Multi-Strategy Total Return • Retirement Blend Trusts
Under Evaluation	• UK Equity • China Equity • QM Quantitative Equity Investment Strategies	• Emerging Markets Flexible Bond • "Go Anywhere" Asia • Global Total Return • QM High Yield	• Managed Payout Enhanced Capabilities • Asset Allocation Strategist Portfolios & Solutions

The strategies and capabilities listed are not available in all jurisdictions nor to all investors. There is no guarantee that the capabilities and strategies currently under evaluation will be launched.

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We have a long runway of opportunity with additional strategies and capabilities that are building track records.


Meeting Evolving Client Needs With Solutions
Maintain Retirement Leadership
Focused on retaining and growing our target date assets.
Expand Global Presence
Focused on expanding our multi-asset offerings globally.
Broaden Solutions Capabilities
Focused on delivering advice and customized portfolios to clients and professional buyers.
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Our global product offerings are being expanded to meet the unique needs of our clients and the broader marketplace.

- We are committed to bringing our best investment thinking forward and to making changes in the investment lineup.
- We have significantly expanded our multi-asset research team, including adding investment staff dedicated to our research around target date funds.
- Lastly, our solutions team is focused on understanding client needs. This is a global team with the ability to do custom or off-the-shelf solutions for clients.


Sustaining Investment Excellence at Scale
Deeper Investment Leadership Team
Actively Managing Capacity
"Global First" Approach
Talent Management
New Tools and Capabilities
Technology Investments and Advanced Analytics

Sustaining investment excellence at scale.

We have deepened our global leadership team over the past several years, including the formation of our CIO group who help promote investment thought leadership across our global platform.

We actively manage the capacity of our key strategies to perform at scale, with a focus on protecting the interests of the existing shareholders, while preserving the ability to accomplish our strategic growth priorities.

Our sector-specific expertise helps diversified portfolio managers leverage the best ideas across the platform.

Talent management is critical to our long-term success.

We are building new tools and capabilities and making investments in technology to help improve our investment process.

We are making investments to sharpen our focus on active management and to further improve our ability to perform well for our clients at significant scale.

3


INTERMEDIARY AND INSTITUTIONAL DISTRIBUTION
T. Rowe Price Investor Day
February 21, 2018
Robert Higginbotham
Head of Global Investment Management Services


Global Intermediary and Institutional Distribution
T. Rowe Price
U.S. Direct
U.S. Plan Sponsors
U.S. Financial Intermediaries
EMEA and APAC Financial Intermediaries
Global Institutions
Individual Investors
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Global Intermediary and Institutional Growth
Global Intermediary and Institutional AUM
$696bn
$497
GLOBAL
INTERMEDIARY
$156bn
$91
$65
$199
GLOBAL
INSTITUTIONAL
2008
2017
+21%
Intermediary
AUM CAGR 2008–2017
+13%
Institutional
AUM CAGR 2008–2017
+23%
Retirement[1]
AUM CAGR 2008–2017
Source: T. Rowe Price.
[1]Note: Retirement AUM defined as global Intermediary and Institutional Defined Contribution Investments-Only assets under management as of December 31, 2017.
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T. Rowe Price's global distribution footprint: Built with discipline over 25 years.

- Unique institutional approach to both global institutional and intermediary distribution.
- Long-term track record of above-market active management asset growth.
- Well aligned to capture the growth in fiduciary markets—advisory, institutional, and retirement.
- Disciplined distribution expansion strategies.
- 2017 marked a very strong year in terms of gross sales, net flows, and asset growth.


2017 Results: Diversified Organic Growth
Global Intermediary and Institutional Net New Flows
Data reflect flows into intermediary and institutional channels only.
Asset Class
Fixed Income 46%
Multi-Asset 39%
Equity 15%
Channel
Institutional 28%
Intermediary 72%
Client Geography
APAC 30%
Americas 52%
EMEA 18%
Data is for the 12 month period ending December 31, 2017.
Source: T. Rowe Price.
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Delivering solid, diversified results.

- Strong positive active management net flows across all major asset classes.
- Active equity turned positive, with U.S. equity mitigated by strong global equity net flows.
- Net flows by channel in line with AUM base, acceleration diversified across client segments.
- Very strong ex-U.S. net flow momentum relative to AUM base…
- …demonstrating significant traction in our international growth/expansion strategy.


A Global Distribution Franchise Positioned for Growth
Core Growth Engines
#2
U.S. Active Subadvisory Provider[1]
#3
U.S. Active Platform Direct Provider[1]
#5
U.S. Active RIA and Bank Provider[1]
#2
Active Target Date Provider[2]
#5
U.S. DC Investment-Only Provider[3]
#9
U.S. Institutional Provider[3]
Areas for Future Growth
$13T
EMEA Addressable Market Opportunity[4]
$7T
APAC Addressable Market Opportunity[4]
$6T
U.S. Broker-Dealer Market Opportunity[5]
Important information is included directly below in the full presentation, which is available at ir.troweprice.com.
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We are well positioned to execute against areas of market demand and future growth.

- Leading market share in U.S. intermediary market segments, U.S. platform No Transaction Fee (NTF) momentum.
- Retirement leader across intermediary and institutional channels in the U.S.
- Leveraging scale and leadership to grow in global retirement markets.
- Completed buildout of initial operating model for Tier 1 and Tier 2 EMEA and APAC markets.
- Continue to deepen U.S. broker-dealer engagement model with financial advisors.

Note: Strategic Insight rankings include active mutual fund AUM or Subadvisory AUM which excludes passive/index/affiliated fund of funds AUM. Morningstar rankings include active mutual fund and active CIT AUM. Pensions & Investments rankings include total AUM active and passive.

[1]Strategic Insight. Subadvisory data as of 9/30/2017. Platform Direct and RIA/Bank data as of 12/31/2017.
[2]Morningstar. Data as of 12/31/2017.
[3]Pensions & Investments. Data as of 12/31/2016.
[4]McKinsey Global Growth Cube and T. Rowe Price estimates. Data as of 12/31/2016. Used with permission.
[5]Cerulli Associates and T. Rowe Price estimates. Data as of 2016.



Developing Product Range, Reach Remains Critical
Americas
Americas
Baltimore, Toronto, and San Francisco
• US: 40-Act Mutual Funds, Subadvised, SMAs, Collective Investment Trusts and Separate Accounts
• Canada: Separate Accounts, Subadvised, and Canadian Pension Pooled Funds
+50
client-facing associates added globally in 2017
+76%
increase in client-facing associates since 2014
EMEA
Europe, Middle East, Africa
London
• OEIC, SICAV, Separate Accounts
Luxembourg, Amsterdam
• SICAV, Separate Accounts
Zurich
• SICAV, Separate Accounts
Milan
• SICAV, Separate Accounts
Madrid
• SICAV, Separate Accounts
Copenhagen, Stockholm
• SICAV, Separate Accounts
Frankfurt
• SICAV, Separate Accounts
Middle East
• SICAV, Separate Accounts
APAC
Japan
Tokyo
• Separate/Subadvised Accounts
• Japan Investment Trusts (under development)
• 10% Joint Venture Ownership in Daiwa SB
North Asia
Hong Kong
• Select SICAV, Separate/Subadvised Accounts
Southeast Asia
Singapore
• Separate Accounts, SICAV (Singapore Institutional and Accredited Investors)
Australia/New Zealand
Sydney, Melbourne
• Australia: Separate/Subadvised Accounts, Offshore AUTs (Wholesale Clients Only)
• New Zealand: Separate/Subadvised Accounts
The material does not constitute a distribution, an offer, an invitation, a personal or general recommendation or solicitation to sell or buy any securities in any jurisdiction or to conduct any particular investment activity.
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Strategic importance of vehicle and coverage expansion strategies.

- Critical to be global, deliver and execute local.
- Key requirement to balance and diversify our global distribution net flows.
- Ensures our ability to remain a preferred partner with our key global financial institutions clients.
- Leverages scale of T. Rowe Price—balance sheet, seed capital, export U.S. intermediary expertise.
- Must remain responsive and agile to the changing global regulatory landscape.

Significant product and coverage enhancements in 2017 enabled growth and expansion.

- Globally added +50 intermediary and institutional client-facing associates in 2017.
- Launched core suite of eight SMA franchise strategies in the U.S., added 30 initial platform placements in less than one year.
- Reduced minimums for CIT vehicles to meet retirement client needs and preferences.
- Launched UK OEIC range and new SICAV “clean share” classes.
- Launched custom target date and managed volatility strategies with key intermediary partners.
- Continued development of Canadian PPFs and Japan Investment Trusts.


We Are Benefiting From the Fiduciary Landscape
Legacy Distribution Paradigms
Commission-Based, Brokerage-Oriented Distribution
Open Architecture Platforms and Advisor Fragmentation
Institutional Defined Benefit Retirement Systems
"Style-Box" and Asset Class Specialists
Print, Web, TV
Fiduciary, Fee-Based Advisory
Platform and Buyer Consolidation
Complex Defined Contribution Retirement Ecosystems
Multi-asset and Solutions Expertise
Omni-Channel, Data-Driven, Digital Client Engagement
Future Distribution Paradigms
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We believe that winners will:

- Balance cost of sales and create distribution "operating leverage."
- Have leading professional buyer coverage strength, depth, and preferred placement.
- Foster a fiduciary culture.
- Intelligently deploy intermediary and financial advisor coverage models.
- Deliver highly credible multi-asset and solutions investments excellence.
- Leverage disciplined, digital, and data-enabled client engagement strategies.

Our distribution model has benefited from the changing fiduciary landscape.

- Market share gains in consolidating market segments (e.g., U.S. broker-dealer, subadvisory).
- Long-tenured relationships with DC recordkeepers leading to key custom product partnerships.
- Partnerships with institutional buyers globally to create solutions with our multi-asset capabilities.
- New one-to-many digital technologies providing distribution scale beyond linear field sales growth.

Significant Opportunities to Extend Our Core Business

Products	Distribution	Technology
▪ Multi-asset solutions ▪ Vehicle expansion within our core franchises ▪ Vehicle expansion for geographic reach	▪ U.S. platforms (NTF) ▪ U.S. broker-dealer ▪ EMEA and APAC expansion ▪ Global retirement	▪ Distribution intelligence ▪ Behavioral segmentation ▪ Digital client engagement

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Extending our core global distribution franchises.

- Commercializing our multi-asset franchise and retirement market leadership.
  - Custom target date mandates with Korea and leading U.S. insurers.
  - Custom managed volatility mandates with leading subadvisory partners.
  - Expanding regional multi-asset solutions teams for “local” solutions development.
- Continuing to drive significant momentum with key strategic distribution priorities.
  - Now “frictionless” on all key U.S. platform direct and RIA platforms.
  - Expanded field sales in U.S. broker-dealer.
  - Build out local distribution and client servicing operating models in APAC and EMEA.
- Leveraging technology for distribution productivity and enhanced client experiences.
  - Launch digital tools to engage advisors on portfolio construction and target date.
  - Leveraged data science capabilities to drive next-generation marketing automation and intermediary distribution analytics at T. Rowe Price’s New York Technology Development Center.


Enabled for Growth, Focused on Execution
Strong, Diversified Active Management Distribution
Aligned to Benefit from Fiduciary Trends
Extend Core Market Leadership Positions
Execute on Strategic Priorities Beyond the Core
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Our execution priorities.

- Extend Core Market Leadership Positions.
  - Continue market-leading institutional engagement distribution approach.
  - Deliver commercial multi-asset solutions and insights.
  - Optimize our U.S. platform relationships so that we are "frictionless" to do business with.
  - Deploy disciplined, digital, and data-enabled client engagement strategies.
- Execute on Strategic Priorities Beyond the Core.
  - Deepen relationships with U.S. financial advisors.
  - Expand offers and vehicles aligned to investor and fiduciary needs.
  - Continue international expansion strategy.
  - Grow diverse, investment-savvy, culturally aligned distribution associate talent.

4


INDIVIDUAL &
RETIREMENT
PLAN SERVICES
T. Rowe Price Investor Day
February 21, 2018
Scott David
Head of Individual & Retirement Plan Services


Individual & Retirement Plan Services
T. Rowe Price
U.S. Direct
U.S. Plan Sponsors
U.S. Financial Intermediaries
EMEA and APAC Financial Intermediaries
Global Institutions
Individual Investors
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Individual & Retirement Plan Services Overview
Individual Investors
1.4 million clients
58% retirement AUM
$170 billion AUM
Retirement Plan Services
3,800 plans
2.0 million participants
$111 billion AUM
$177 billion AUA
T. Rowe Price data as of December 31, 2017.
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Our Individual Investors business directly connects our investment capabilities to clients:

- We help individuals meet their retirement, college savings, and taxable savings needs, serving them through web, mobile, mail, and phone channels.

Retirement Plan Services serves the full spectrum of client types and plan sizes:

- We serve defined contribution, defined benefit, and nonqualified plans.
- We connect plan sponsors with dedicated relationship managers and support participants through web, mobile, and phone channels.

Our focus is on three priorities:

- Retain and grow our current client base.
- Invest in targeted growth opportunities.
- Accelerate our digital transformation.


Consistent Business Results From Our Loyal Client Base
Strong Investment Performance
Product & Experience
Quality Service
Strong Net Promoter Score®
Net Promoter Score® measures customer experience and predicts business growth.
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We believe that delivering strong investment performance paired with innovative offerings and quality service, over long periods of time, drives stable and consistent business results.

Net Promoter Score (NPS)

- We believe that NPS is one of several ways to gauge customer satisfaction and loyalty. It measures the likelihood that clients will reciprocate by referring services to others, which is a reliable indicator of satisfaction and loyalty.
- For plan sponsors, our NPS is above 70, which is 10 to 30 points above industry benchmarks.
- Individual Investors NPS ranges from the 50s to the 70s based on client segment and service mix and meeting or beating industry benchmarks.

Client Retention

- Strong retention rates for Individual Investors clients at 92% and for plan sponsors and participants at 95%.


Making Targeted Investments to Sustain and Opportunistically Grow the Businesses
Individual Investors
Retirement Plan Services
Tailored Approach to Client Services
New Product Offerings
Expanded Sales Team
New Plan Features
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Individual Investors

- Offering additional products and services to enhance the relationship we have with our clients.
  - Deployed a 50+ person relationship management team across the country to clients with assets of $1M+.
  - Expanding our product capabilities, including the official launch of T. Rowe Price® ActivePlus Portfolios, retirement income capabilities, and the college savings capabilities.

Retirement Plan Services

- Continuing to make significant, multi-year investments to expand our sales organization which shows results with new plan sales up nearly 70% in 2017 versus 2016.
- We continue to deliver and deploy new and innovative plan features to sponsors and participants. Recent examples include:
  - Upgraded Brokerage platform
  - Financial Wellness expansion
  - New reporting features in our Plan Sponsor Digital Portal


Operational Alpha Is Accelerating Our Digital Transformation
Deploy Lean Management Practices
Reengineer Client Experiences
Rapidly Deploy New Technology

Combining technology with design to enhance client experience, increase sales and client retention, and realize operating scale.

- Deploy Lean Management practices
- Reengineer client journeys
- Rapidly deploy modern technology

Work on our transformation has begun to deliver positive results for our client experience, sales and client retention, and operating scale.

Examples of transformation include:

- Online account opening
- Digital self-service capabilities
- Participant money-in capabilities
- Participant online distributions


Operational Alpha: Enhancing Client Experience and Improving Operating Efficiency
Sustain Client Satisfaction and Loyalty
Targeted Investments and Opportunistic Growth
Operational Alpha and Our Digital Transformation
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We are in the process of transforming the broader ecosystem and shifting toward new ways of working with clients. Our intended business results include:

- Continue to deliver steady business results through sustained client satisfaction and loyalty.
- Continue to make targeted investments following a thoughtful and well-resourced plan to capture growth opportunities.
- Deliver on Operational Alpha and our Digital Transformation to deliver greater scale and efficiency to the organization.

5


FINANCIAL
OVERVIEW
T. Rowe Price Investor Day
February 21, 2018
Céline Dufétel
Chief Financial Officer


Selected Stockholder Value Creation Drivers
Organic Growth
1 Year
1.7%
10 Year
(average)
2.7%
Diversified organic growth across asset classes, geographies, and channels
Operating Margin[1]
1 Year
44.0%
10 Year
(average)
43.6%
Maintaining strong operating margins while investing for growth
Capital Management[2]
1 Year
68%
10 Year
(cumulative)
93%
Consistently returning capital to stockholders over time
Data are for periods ended December 31, 2017.
[1]U.S. GAAP.
[2]Figures represent percent of U.S. GAAP net income attributable to T. Rowe Price Group returned to stockholders.
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Strong business results, combined with rising markets, allowed us to maintain strong financial health in 2017, positioning us well going into 2018.

- Our business model and financial health remain very strong, as reflected in our operating margins and ability to generate strong free cash flow.
- Our approach to managing the business is focused on the long term, and it balances driving sustainable organic growth and maintaining a healthy operating margin.
- Our capital management approach is equally focused on the long term, as illustrated by our track record of steady dividend growth and our opportunistic approach to share repurchases with a goal of maintaining share count over time.


Driving Organic Growth
Percent of Prior Year's AUM
15%
10%
5%
0%
-5%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Net Flows ($B)
33.8
17.1
22.7
30.3
14.1
17.2
(12.0)
3.7
1.6
(2.8)
14.0
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Sustainable, profitable, and diversified organic growth remains an important priority for us.

- We continue to direct investments into our investment capabilities, new vehicles and products, distribution capabilities, and client experience.
- Going into 2018, we feel good about continued client demand for our strategies globally and across distribution channels.
- We aim to maintain an organic growth rate of 1–3% and anticipate that the sources of organic growth will vary over time, as market demand fluctuates and as we build new investment and distribution capabilities.


Efficiently Investing While Protecting Margins
Non-GAAP Operating Expense Growth
12.4%
8%–11%
5%–9%
5%
2016[1]
2017[1]
2018 Projected
2019 Projected
[1]See the reconciliation between GAAP operating expenses and non-GAAP operating expenses in the Appendix.
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2017 was a year of strong investment in the business.

- The 2018 non-GAAP operating expense growth guidance is driven by higher market and performance driven expenses, continued regulatory driven expenses and continued implementation of our strategic plan in light of tax reform, strong markets and early success of the investments we have already made.
- We anticipate that our real level of investment in 2018 will be somewhat higher, as we also drive cost optimization efforts and reinvest those savings in the business.
- About a third of our expenses are market and performance driven including our incentive compensation which moves up or down with markets and with our relative performance as a firm.
- As we reach the third year of our three-year strategic plan in 2019, we anticipate our expense growth will moderate.


Optimizing Our Operating Expenses
Operational Effectiveness
Coverage across major expense areas
Operational Alpha
Lean Management
Agile
Digital Transformation
Total Cost of Ownership
Technology Transformation
Cost Transparency and Alignment
Application Rationalization
Strategic Sourcing
Vendor Negotiations
Demand Management
Policies/Compliance
Increase our efficiency and effectiveness to fuel growth

Our cost optimization efforts are based on three large-scale programs—all designed to drive operational effectiveness.

- Efforts are already underway and will continue into 2019.
- We expect to use the results of these optimization initiatives to continue to reinvest in the business.
- We are focused on building sustainable capabilities through these programs.


U.S. Tax Reform Impact
Effective Tax Rate
36.9%
24%–27%
2017
2018
Estimated
Uses of Tax Benefit
Strategic investments
Employee rewards
Return to stockholders
Giving back to the communities where we work

Potential uses of U.S. tax reform benefits are already contemplated in our expense growth guidance.

Factors that impact our effective tax rate could include:

- The level of tax benefits recognized from stock based compensation that are affected by market fluctuations in our stock price and the timing and level of stock option exercises.
- Changes in the market value of our consolidated investment products.
- Changes in the proportion of net income attributable to non-controlling interests, which is not taxable to the firm.

Returning Capital to Stockholders

	1 Year ($millions)	5 Years ($millions)	10 Years ($millions)
Dividends	$563	$3,022	$4,729
Recurring	563	2,498	3,948
Special	—	524	781
Share Repurchases	458	2,553	4,085
TOTAL	$1,021	$5,575	$8,814
Percent of Earnings[1]	**68%**	**90%**	**93%**

Data are for periods ended December 31, 2017.
[1] U.S. GAAP net income attributable to T. Rowe Price Group.

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We have been returning capital to stockholders consistently, while also reinvesting in our business for the long term.


Capital Management Approach
Business Reinvestments
Invest for sustainable growth and diversification
Create operational leverage
Dividends
45% average payout ratio over the last 10 years
22% annualized dividend CAGR since IPO
Share Repurchases
Consistent, opportunistic program over time
Long-term goal of maintaining share count
The appendix is included in the presentation which is also available at ir.troweprice.com.
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Our capital management approach remains consistent over time.

We expect to continue to:

- Reinvest in the business for diversified growth and operational leverage.
- Maintain our strong track record of dividend growth.
- Remain opportunistic in our share repurchase program but with a long-term goal of maintaining share count.

6


Closing Thoughts
Pleased with progress
Strong leaders with focused business plans
Investing to grow and diversify
Moderating pace
Responsive to market conditions
Attractive, resilient business model
Consistent, disciplined capital return
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APPENDIX
T. Rowe Price Investor Day
February 21, 2018

Non-GAAP Operating Expenses Reconciliation

	2015	2016	2017	2016/2015 Change (%)	2017/2016 Change (%)
Operating Expenses, GAAP Basis	**$2,301.7**	**$2,489.5**	**$2,684.2**	**8.2%**	**7.8%**
Non-GAAP Adjustments:					
Expenses of consolidated T. Rowe Price investment products, net of elimination of its related management fee[1]	—	(6.5)	(6.7)		
Compensation expense related to market valuation changes in supplemental savings plan liability[2]	—	—	(11.7)		
Insurance recoveries (nonrecurring charge) related to Dell appraisal rights matter[3]	—	(66.2)	50.0		
Adjusted Operating Expenses	**$2,301.7**	**$2,416.8**	**$2,715.8**	**5.0%**	**12.4%**

[1]The non-GAAP adjustment adds back the management fees that the firm earns from the consolidated T. Rowe Price investment products and operating expenses of these products that have been included in the firm's U.S. GAAP consolidated statements of income. Management believes the consolidated T. Rowe Price investment products may impact the reader's ability to understand the firm's core operating results.
[2]This non-GAAP adjustment removes the impact of market movements on the supplemental savings plan liability as the firm began economically hedging of the liability beginning July 1, 2017. Amounts deferred under the supplemental savings plan are adjusted for appreciation (depreciation) of hypothetical investments chosen by the employees.
[3]In the second quarter of 2016, the firm recognized a nonrecurring charge of $166.2 million related to the firm's decision to compensate certain clients in regard to the Dell appraisal rights matter. The firm also recognized an offset to this charge during the fourth quarter of 2016 for related insurance recoveries totaling $100 million. In the first quarter of 2017, the firm recognized additional insurance recoveries of $50 million as a reduction in operating expenses from claims that were filed in relation to the matter. Management believes it is useful to readers of the firm's consolidated statements of income to adjust for the charge and insurance recoveries in arriving at adjusted operating expenses.

Statement of Income Changes Considerations

- Why are we making the change to our Statement of Income presentation?
  - Increase transparency of operating expenses
  - Align similarly driven operating expense categories
- When will the new Statement of Income presentation be effective?
  - Form 10Q for the quarter ended March 31, 2018
  - We have recast the quarters in 2017 as well as the full-year 2016 for comparability
  - The recast quarters and years have been included herein for reference
- Will we provide details of any other recast quarters or years?
  - Yes, we have recast 2016 quarters, and they have been included them herein for reference

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Recast Statements of Income

Amounts are unaudited	2016 As Reported	2016 Recast	2017 As Reported	2017 Recast
Revenues				
Sponsored U.S. mutual funds	$2,705.4	**$2,705.4**	$3,071.9	**$3,071.9**
Other investment portfolios	1,023.3	**1,023.3**	1,215.8	**1,215.8**
Investment advisory fees	3,728.7	**3,728.7**	4,287.7	**4,287.7**
Administrative fees and other income	352.5	**494.2**	358.3	**505.3**
Distribution and servicing fees	141.7	**—**	147.0	**—**
Net revenues	4,222.9	**4,222.9**	4,793.0	**4,793.0**
Operating expenses				
Compensation and related costs	1,494.0	**1,494.0**	1,664.9	**1,664.9**
Distribution and servicing costs	141.7	**227.1**	147.0	**254.4**
Advertising and promotion	79.9	**79.9**	92.0	**92.0**
Product-related expenses	—	**84.8**	—	**93.2**
Depreciation and amortization	133.4	**—**	143.6	**—**
Occupancy and facility costs	172.8	**—**	194.9	**—**
Technology, occupancy, and facilities costs	—	**319.9**	—	**350.5**
General, administrative, and other	401.5	**217.6**	491.8	**279.2**
Impact of Dell appraisal rights matter	66.2	**66.2**	(50.0)	**(50.0)**
Total operating expenses	2,489.5	**2,489.5**	2,684.2	**2,684.2**
Net operating income	**$1,733.4**	**$1,733.4**	**$2,108.8**	**$2,108.8**

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Recast Statements of Income: 2017

Amounts are unaudited	Q1 2017 As Reported	Q1 2017 Recast	Q2 2017 As Reported	Q2 2017 Recast	Q3 2017 As Reported	Q3 2017 Recast	Q4 2017 As Reported	Q4 2017 Recast
Revenues								
Sponsored U.S. mutual funds	$715.8	**$715.8**	$754.3	$754.3	$783.9	**$783.9**	$817.9	**$817.9**
Other investment portfolios	275.3	**275.3**	289.6	289.6	312.8	**312.8**	338.1	**338.1**
Investment advisory fees	991.1	**991.1**	1,043.9	1,043.9	1,096.7	**1,096.7**	1,156.0	**1,156.0**
Administrative fees and other income	87.3	**122.5**	91.3	127.7	87.6	**125.0**	92.1	**130.1**
Distribution and servicing fees	35.2	—	36.4	—	37.4	—	38.0	—
Net revenues	1,113.6	**1,113.6**	1,171.6	1,171.6	1,221.7	**1,221.7**	1,286.1	**1,286.1**
Operating expenses								
Compensation and related costs	397.4	**397.4**	403.8	**403.8**	417.4	**417.4**	446.3	**446.3**
Distribution and servicing costs	35.2	**58.1**	36.4	**62.8**	37.4	**65.3**	38.0	**68.2**
Advertising and promotion	25.6	**25.6**	18.6	**18.6**	14.0	**14.0**	33.8	**33.8**
Product-related expenses	—	**21.4**	—	**22.4**	—	**23.4**	—	**26.0**
Depreciation and amortization	35.6	—	36.3	—	35.0	—	36.7	—
Occupancy and facility costs	45.4	—	46.8	—	49.0	—	53.7	—
Technology, occupancy, and facilities costs	—	**82.8**	—	**85.6**	—	**86.2**	—	**95.9**
General, administrative, and other	102.7	**56.6**	122.1	**70.8**	120.4	**66.9**	146.6	**84.9**
Impact of Dell appraisal rights matter	(50.0)	**(50.0)**	—	—	—	—	—	—
Total operating expenses	591.9	**591.9**	664.0	**664.0**	673.2	**673.2**	755.1	**755.1**
Net operating income	**$521.7**	**$521.7**	**$507.6**	**$507.6**	**$548.5**	**$548.5**	**$531.0**	**$531.0**

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Recast Statements of Income: 2016

Amounts are unaudited	Q1 2016 As Reported	Q1 2016 Recast	Q2 2016 As Reported	Q2 2016 Recast	Q3 2016 As Reported	Q3 2016 Recast	Q4 2016 As Reported	Q4 2016 Recast
Revenues								
Sponsored U.S. mutual funds	$632.1	**$632.1**	$669.1	$669.1	$703.5	**$703.5**	$700.7	**$700.7**
Other investment portfolios	238.7	**238.7**	251.5	251.5	267.0	**267.0**	266.1	**266.1**
Investment advisory fees	870.8	**870.8**	920.6	920.6	970.5	**970.5**	966.8	**966.8**
Administrative fees and other income	89.4	**123.3**	88.5	124.1	85.7	**122.4**	88.9	**124.4**
Distribution and servicing fees	33.9	—	35.6	—	36.7	—	35.5	—
Net revenues	994.1	**994.1**	1,044.7	1,044.7	1,092.9	**1,092.9**	1,091.2	**1,091.2**
Operating expenses								
Compensation and related costs	355.2	**355.2**	371.0	**371.0**	386.2	**386.2**	381.6	**381.6**
Distribution and servicing costs	33.9	**55.7**	35.6	**54.8**	36.7	**59.1**	35.5	**57.5**
Advertising and promotion	23.1	**23.1**	14.9	**14.9**	14.7	**14.7**	27.2	**27.2**
Product-related expenses	—	**20.6**	—	**21.5**	—	**20.9**	—	**21.8**
Depreciation and amortization	32.2	—	33.8	—	34.0	—	33.4	—
Occupancy and facility costs	41.4	—	40.8	—	45.3	—	45.3	—
Technology, occupancy, and facilities costs	—	**75.5**	—	**76.3**	—	**83.2**	—	**84.9**
General, administrative, and other	97.4	**53.1**	98.9	**56.5**	100.3	**53.1**	104.9	**54.9**
Impact of Dell appraisal rights matter	—	—	166.2	**166.2**	—	—	(100.0)	**(100.0)**
Total operating expenses	583.2	**583.2**	761.2	**761.2**	617.2	**617.2**	527.9	**527.9**
Net operating income	**$410.9**	**$410.9**	**$283.5**	**$283.5**	**$475.7**	**$475.7**	**$563.3**	**$563.3**

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Operating Expense Descriptions

Category	Description
Compensation and related costs	Salaries, employee benefits, incentive compensation, temporary personnel, labor capitalization, and other associate-related costs. This line also includes the change in value of the Supplemental Savings Plan liability based on the underlying hypothetical investments. Costs are primarily driven by head count plus in the case of incentive compensation the market and relative performance of the firm.
Advertising and promotion	Cost of advertising and promotion.
Distribution and servicing	Distribution and servicing of proprietary funds as well as client or shareholder servicing, recordkeeping, or administrative services. The expense is primarily driven by the change in the valuation of the net assets of the related funds.
Technology, facility, and occupancy	The aggregate amount of depreciation and amortization, communications, technology equipment and related maintenance, software and related maintenance, and occupancy expenses.
Product-related	Non-advisory costs incurred by T. Rowe Price related to certain products for custodial services, fund and middle-office accounting services, recordkeeping, and audit and tax services as well as other product-related expenses directly attributable to the non-advisory operations of the product. Costs primarily driven by contractual pricing.
General, administrative, and other	Costs associated with the overall management of the firm, including information services, research costs, travel and entertainment, professional fees, office supplies, charitable contributions, registrations, and business insurance.

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Net Revenue Descriptions

Category	Description
Administrative fee revenues	Amount of revenue earned from providing administrative services to managed funds and investment vehicles of independent third parties and related and affiliated entities. Services include, but are not limited to: • transfer agent • accounting • tax • legal • regulatory filing • share registration activities Also includes distribution service fees (12b-1) earned from our proprietary U.S. mutual funds

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